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                                POWER OF ATTORNEY



         We, the undersigned officers and directors of The Stanley Works, a Connecticut corporation (the "Corporation"), hereby severally constitute Bruce
H. Beatt, David S. Winakor, and Kathryn Partridge our true and lawful attorneys with full power of substitution, to sign for us and in our names in the capacities indicated below, the Annual Report on Form 10-K for the year ended December 28, 2002 of the Corporation filed herewith (the "Form 10-K"), and any and all amendments thereof, and generally to do all such things in our name and on our behalf in our capacities as officers and directors to enable the Corporation to comply with the annual filing requirements under the Securities Act of 1934, as amended, including, all requirements of the Securities and Exchange Commission, and all requirements of any other applicable law or regulation, hereby ratifying and confirming our signatures as they may be signed by our said attorneys, or any of them, to such Form 10-K and any and all amendments thereto.


SIGNATURE                             TITLE                   DATE
---------                             -----                   ----

/s/ John M. Trani                     Chairman, Chief         January 24, 2003
-------------------------------       Executive Officer
John M. Trani                         and Director


                                      Director                January 24, 2003
-------------------------------
John G. Breen


/s/ Robert G. Britz                   Director                January 24, 2003
-------------------------------
Robert G. Britz


/s/ Stillman B. Brown                 Director                January 24, 2003
-------------------------------
Stillman B. Brown


                                      Director                January 24, 2003
-------------------------------
Emmanuel A. Kampouris


/s/ Eileen S. Kraus                   Director                January 24, 2003
-------------------------------
Eileen S. Kraus


/s/ John D. Opie                      Director                January 24, 2003
-------------------------------
John D. Opie


                                      Director                January 24, 2003
-------------------------------
Derek V. Smith



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/s/ Kathryn D. Wriston                Director                January 24, 2003
-------------------------------
Kathryn D. Wriston